                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       --------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 15, 1997



                       GREEN TREE FINANCIAL CORPORATION
                       --------------------------------


         Delaware                       01-08916                  41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                file number)           identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:        (612) 293-3400
                                                     --------------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.  Description
               -----------  -----------

                  99.1 Information with respect to fixed-rate home equity loan contracts and adjustable rate home equity loan contracts to be transferred to the trust formed in connection with the $750,000,000 (Approximate) Certificates for Home Improvement and Home Equity Loans, Series 1997-D, issued by Green Tree Financial Corporation, as Seller and Servicer.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREEN TREE FINANCIAL CORPORATION


                                       By: /s/ Scott T. Young
                                           -----------------------------
                                           Scott T. Young
                                           Vice President and Controller

                               INDEX TO EXHIBITS

EXHIBIT NUMBER
--------------
    99.1           Information with respect to certain fixed-rate home equity loan contracts and adjustable rate home equity loan contracts to be transferred to the trust formed in connection with the
                   $750,000,000 (Approximate) Certificates for Home Improvement
                   and Home Equity Loans, Series 1997-D, issued by Green Tree
                   Financial Corporation, as Seller and Servicer.